                                                                                                            Exhibit 99.1

                                                    Reporting Persons

     The persons listed below (collectively, the "Reporting Persons") are filing a joint Form 3 report but there are too many of them to file electronically on the same Form 3. Therefore, the Reporting Persons are executing and filing four
Form 3 reports (each Form 3 consists of three separate Form 3s, for a total of 12 filings) in connection with each
Reporting Person's direct and indirect beneficial ownership of shares of (i) 10% Series A Redeemable Convertible
Participating Perpetual Preferred Shares (the "Series A Preferred Stock"), that is presently convertible into Common
Stock, par value $.01 per share (the "Common Stock") of Office Depot, Inc. (the "Issuer") and (ii) 10% Series B
Redeemable Conditional Convertible Participating Perpetual Preferred Shares (the "Series B Preferred Stock"), that is not presently convertible into Common Stock but will become immediately convertible into Common Stock, at the holder's option, upon the approval of the holders of the Common Stock. Set forth below are each of the Reporting Persons that will jointly file the Form 3 reports, their respective direct and indirect ownership interests in the Series A Preferred
Stock, the Series B Preferred Stock and the Common Stock into which each of the Series A Preferred Stock is, and the
Series B Preferred Stock would be (upon the approval of the holders of the Common Stock), convertible into, and certain other information requested in Items 1-6 of the Form 3 report. Please note that the information requested in Items 2, 3,
4, 5 and 6 of the Form 3 report is the same for each of the Reporting Persons and therefore is not set forth below.

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)          (Item 1)             (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-1       Capital VIII-1    Le Marchant       20,046            4,009,200         5,506             1,101,200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-2       Capital VIII-1    Le Marchant       20,186            4,037,200         5,543             1,108,600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-3       Capital VIII-1    Le Marchant       20,723            4,144,600         5,690             1,138,000
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-4       Capital VIII-1    Le Marchant       26,615            5,323,000         7,309             1,461,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-5       Capital VIII-1    Le Marchant       26,615            5,323,000         7,309             1,461,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-6       Capital VIII-1    Le Marchant       26,382            5,276,400         7,244             1,448,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-7       Capital VIII-1    Le Marchant       26,382            5,276,400         7,244             1,448,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-8       Capital VIII-1    Le Marchant       26,172            5,234,400         7,187             1,437,400
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)                              (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-9       Capital VIII-1    Le Marchant       26,382            5,276,400         7,244             1,448,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-10      Capital VIII-1    Le Marchant       26,055            5,211,000         7,155             1,431,000
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-11      Capital VIII-11   Le Marchant       15,040            3,008,000         4,130             826,000
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-12      Capital VIII-11   Le Marchant       4,202             840,400           1,154             230,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-14      Capital VIII-11   Le Marchant       4,674             934,800           1,283             256,600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-15      Capital VIII-11   Le Marchant       374               74,800            103               20,600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)                              (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-16      Capital VIII-11   Le Marchant       2,335             467,000           641               128,200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-17      Capital VIII-11   Le Marchant       140               28,000            38                7,600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-18      Capital VIII-11   Le Marchant       9                 1,800             3                 600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-19      Capital VIII-11   Le Marchant       145               29,000            40                8,000
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-20      Capital VIII-11   Le Marchant       135               27,000            37                7,400
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-21      Capital VIII-11   Le Marchant       61                12,200            17                3,400
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)                              (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-22      Capital VIII-22   Le Marchant       70                14,000            19                3,800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-23      Capital VIII-22   Le Marchant       47                9,400             13                2,600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-24      Capital VIII-22   Le Marchant       700               140,000           192               38,400
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-25      Capital VIII-22   Le Marchant       47                9,400             13                2,600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-26      Capital VIII-22   Le Marchant       747               149,400           205               41,000
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-27      Capital VIII-22   Le Marchant       42                8,400             12                2,400
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)                              (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-28      Capital VIII-22   Le Marchant       23                4,600             6                 1,200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-29      Capital VIII-22   Le Marchant       23                4,600             6                 1,200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-30      Capital VIII-22   Le Marchant       23                4,600             6                 1,200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-31      Capital VIII-22   Le Marchant       9                 1,800             3                 600
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-32      Capital VIII-32   Le Marchant       14                2,800             4                 800
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-33      Capital VIII-32   Le Marchant       5                 1,000             1                 200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)                              (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

BC European          BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-34      Capital VIII-32   Le Marchant       5                 1,000             1                 200
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

BC European          BC European       54 Avenue         Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-35 SC   Capital VIII-32   Marceau           140               28,000            38                7,600
                                       Paris, France
                                       75008             Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                                         274,596           54,919,200        75,404            15,080,800
BC European          BC European       54 Avenue         Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-36 SC   Capital VIII-32   Marceau           9                 1,800             3                 600
                                       Paris, France
                                       75008             Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                                         274,596           54,919,200        75,404            15,080,800
BC European          BC European       54 Avenue         Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-37 SC   Capital VIII-32   Marceau           9                 1,800             3                 600
                                       Paris, France
                                       75008             Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                                         274,596           54,919,200        75,404            15,080,800
BC European          BC European       54 Avenue         Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-38 SC   Capital VIII-32   Marceau           5                 1,000             1                 200
                                       Paris, France
                                       75008             Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                                         274,596           54,919,200        75,404            15,080,800
BC European          BC European       54 Avenue         Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
Capital VIII-39 SC   Capital VIII-32   Marceau           5                 1,000             1                 200
                                       Paris, France
                                       75008             Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                                         274,596           54,919,200        75,404            15,080,800

LMBO Europe SAS      BC European       54 Avenue         Direct:           Direct:           Direct:           Direct:
                                                         ------            ------            ------            ------
                     Capital VIII-32   Marceau           0                 0                 0                 0
                                       Paris, France
                                       75008             Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                                         274,596           54,919,200        75,404            15,080,800

      Name Of            Name of          Address Of      Record Number     Record Number     Record Number     Record Number
 Reporting Person    Designated Filer  Reporting Person    of Shares of      of Shares of      of Shares of      of Shares of
     (Item 1)           (Item 1)          (Item 1)          Series A          Series A          Series B          Series B
                                                         Preferred Stock   Preferred Stock   Preferred Stock   Preferred Stock
                                                              Owned            Owned As           Owned            Owned As
                                                                            Converted Into                      Converted Into
                                                                           Common Stock12                      Common Stock23

CIE                  BC European       Heritage Hall,    Direct:           Direct:           Direct:           Direct:
Management                                               ------            ------            ------            ------
II Limited           Capital VIII-32   Le Marchant       0                 0                 0                 0
                                       Street
                                       St. Peter Port,   Indirect:         Indirect:         Indirect:         Indirect:
                                                         --------          --------          --------          --------
                                       Guernsey,         274,596           54,919,200        75,404            15,080,800
                                       GY1 4HY

1    The values set forth in this field are based upon the conversion rate as of the date of purchase, June 23, 2009
     (the "Purchase Date").

2    The Reporting Persons set forth above may be deemed to have shared voting and investment power with respect to the
     Common Shares issuable upon the conversion of the Series A Preferred Stock or the Series B Preferred Stock (in the
     event that the Series B Preferred Stock becomes convertible) owned by the other Reporting Persons. Each of the
     Reporting Persons, with the exception of CIE Management II Limited and LMBO Europe SAS, disclaims beneficial ownership with respect to any shares of stock owned by the other Reporting Persons.

3    The Series B Preferred Stock is not presently convertible into Common Stock but will be become convertible, at the holder's option, upon the approval of the holders of the Common Stock. The values set forth in this field are based upon the conversion rate as of the Purchase Date, if such Series B Preferred Stock were convertible.